UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 1, 2010

TSR, INC.

(Exact Name of Registrant as Specified in its charter)

Delaware	0-8656	13-2635899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oser Avenue, Hauppauge, NY 11788

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (631) 231-0333

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

TSR, Inc. (the ‘Company”) entered into an employment agreement dated June 1, 2010 with John Sharkey, the Company’s Vice President Finance and Chief Financial Officer. The employment agreement is for a term of five years, expiring on May 31, 2015, provides for an annual base salary of $175,000 and an annual discretionary bonus, in an amount determined in good faith by the Compensation Committee of the Board of Directors of the Company based on recommendation of the President of the Company.

Item 5.02	Departure of Directors of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

See Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
10.1	Employment Agreement dated June 1, 2010 between the Company and John Sharkey

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.

By:	s/ John G. Sharkey
Name: John G. Sharkey
Title: Vice President and Secretary

Date: June 7, 2010